HARRIS ASSOCIATES INVESTMENT TRUST
Supplement dated June 30, 2011
to the Prospectus of The Oakmark Funds
dated January 28, 2011, as previously supplemented on May 11, 2011

For Oakmark Fund, the following replaces the table entitled "Shareholder Fees" on page 1 of the prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class II
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	None	None
Exchange fee	None	None

For Oakmark Select Fund, the following replaces the table entitled "Shareholder Fees" on page 6 of the prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class II
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	None	None
Exchange fee	None	None

The following replaces the second sentence in the first paragraph under "Investing with the Oakmark Funds" on page 52 of the prospectus.

However, Global Fund, Global Select Fund, International Fund and International Small Cap Fund each impose a 2% fee on redemptions of Class I Shares and Class II Shares held for 90 days or less.

The following replaces the first full paragraph on page 56 of the prospectus.

The Funds' board of trustees has adopted policies and procedures that do not accommodate and seek to discourage excessive or short-term trading activities. These policies and procedures include, among other things: (1) imposing a redemption fee on all Funds, other than Oakmark Fund, Select Fund, and Equity and Income Fund, as described below; (2) utilizing a third-party systematic fair valuation service; and (3) monitoring trading activity to detect excessive, short-term and other abusive trading in the Funds' shares. In addition, each Fund reserves the right to reject or restrict, without prior notice, any purchase or exchange order it receives, including any order from a retirement plan participant, and any order transmitted by a shareholder's or retirement plan participant's Intermediary, that Fund management determines, in its sole discretion, not to be in the Fund's best interest. The Funds also reserve the right to reject or restrict all purchases received from an Intermediary, including retirement plans, even if not all shareholders or plan participants investing through that intermediary are involved in excessive or short-term trading.

The following replaces the first sentence of the first paragraph under the section titled "General Redemption Policies – 90-Day Redemption Fee on Fund Shares" on page 57 of the prospectus.

All Funds, other than Oakmark Fund, Select Fund, and Equity and Income Fund, impose a short-term trading fee on redemptions of their shares held for 90 days or less to discourage abusive trading and to offset two types of costs to the Fund caused by such trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions.

The following replaces the introductory sentence to the bullet point list on page 58 of the prospectus.

In addition, the Funds' procedures adopted to discourage short-term, excessive or abusive trading activities do not apply to:

The first bullet point on page 58 of the prospectus is deleted.

The following replaces the first sentence of the last paragraph on page 58 of the prospectus.

In addition to the circumstances previously noted, each Fund reserves the right to waive the redemption fee and any purchase and exchange restrictions at its sole discretion where it believes such action is in the Fund's best interests, including but not limited to when it determines that imposition of a redemption fee is not necessary to protect the Fund from the effects of abusive trading.

The following replaces the last sentence of the last bullet point under the section titled "Adding to an Account" on page 62 of the prospectus.

An exchange may result in a 2% redemption fee on shares of a Fund, other than Oakmark Fund, Select Fund, and Equity and Income Fund, held for 90 days or less.

The following replaces the last sentence of the last bullet point under the section titled " By Exchange" on page 65 of the prospectus.

An exchange may result in a 2% redemption fee on shares of a Fund, other than Oakmark Fund, Select Fund, and Equity and Income Fund, held for 90 days or less.

PROSUPJUNE11

HARRIS ASSOCIATES INVESTMENT TRUST

Supplement dated June 30, 2011
to the Statement of Additional Information of The Oakmark Funds
dated January 28, 2011, as previously supplemented on May 11, 2011

The following replaces the first sentence of the paragraph under the section titled "Purchasing and Redeeming Shares — 90 Day Redemption Fee" on page 31 of the Statement of Additional Information

Each Fund, other than Oakmark Fund, Select Fund, and Equity and Income Fund, imposes a short-term trading fee on redemptions of Fund shares held for 90 days or less to offset two types of costs to the Fund caused by abusive trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions.

SAISUPJUNE11